Exhibit T3A.12

[Translation from the German language]

Commercial register B of the Local Court [Amtsgericht] of Munich	Called up on 18 July 2019, 2:00 pm	Company registration no.: Page 1 of 2	HRB 226767

Entry no.	a) Company name b) Registered office, permanent establishment, domestic business address, authorised recipient, branch offices c) Business object	Share capital	a) General rule of representation b) Management board, management body, directors, general partners, managing directors, authorised representatives and special power of representation	Registered commercial power of attorney [Prokura]	a) Legal form, commencement, articles of association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
1
a)
Aegerion Pharmaceuticals GmbH

b)
Munich
Business address:
Maximilianstr. 35, 80539 Munich

c)
Research, development, marketing, distribution, sale and dissemination of scientific information about pharmaceutical products, the pharmaceutical research and development and the distribution and sale of pharmaceutical products.

		EUR 25,000.00
a)
If only one managing director has been appointed, he will represent the company alone. If several managing directors have been appointed, then the company will be represented either by two managing directors or by one managing director together with a Prokurist [holder of registered commercial power of attorney].

b)
Managing director:
Boursier, Jean-Yves, Besancon/France,
d.o.b. 9 April 1959
authorised to represent the company individually; with authority to conclude legal transactions on behalf of the company with himself as representative of a third party.

Retired:
Managing director:
Harshbarger, Benjamin Scott, Acton, Massachusetts/United States, d.o.b. 20 May 1968
Appointed:
Managing director:
Kidd, Janet Louise, Canterbury/Kent/United Kingdom, d.o.b. 27 May 1969
authorised to represent the company individually; with authority to conclude legal transactions on behalf of the company with herself as representative of a third party.

Appointed:
Managing director:
Peper, Martina Claudia, Munich, d.o.b. 29 May 1966
authorised to represent the company individually; with authority to conclude legal transactions on behalf of the company with herself as representative of a third party.

a)
German limited liability company [Gesellschaft mit beschränkter Haftung]
Articles of association of 30 November 2012.
The shareholder meeting on 23 May 2016 resolved the amendment of article 1 (registered office, previously Frankfurt am Main, Local Court of Frankfurt am Main HRB 95895) of the articles of association.
						a) 1 July 2016 Eisenmann
2

b)
Retired:
Managing director:
Boursier, Jean-Yves, Besancon/France,
d.o.b. 9 April 1959
Appointed:
Managing director:
Seeberger, David Henrik, Essertines-sur-Rolle/Switzerland, d.o.b. 23 April 1977
authorised to represent the company individually; with authority to conclude legal transactions on behalf of the company with himself as representative of a third party.
						a) 23 August 2016 Meier

[Translation from the German language]

Commercial register B of the Local Court [Amtsgericht] of Munich	Called up on 18 July 2019, 2:00 pm	Company registration no.: Page 2 of 2	HRB 226767

Entry no.	a) Company name b) Registered office, permanent establishment, domestic business address, authorised recipient, branch offices c) Business object	Share capital	a) General rule of representation b) Management board, management body, directors, general partners, managing directors, authorised representatives and special power of representation	Registered commercial power of attorney [Prokura]	a) Legal form, commencement, articles of association b) Other legal relationships	a) Date of entry b) Remarks
1	2	3	4	5	6	7
3
b)
Retired:
Managing director:
Seeberger, David Henrik, Essertines-sur-Rolle/Switzerland, d.o.b. 23 April 1977
Retired:
Managing director:
Peper, Martina Claudia, Munich, d.o.b. 29 May 1966
Appointed:
Managing director:
Chan, Barbara Yim, Newton, MA/United States,
d.o.b. 13 August 1963
authorised to represent the company individually; with authority to conclude legal transactions on behalf of the company with herself as representative of a third party.
						a) 25 October 2017 Baier
4
b)
Retired:
Managing director:
Kidd, Janet Louise, Canterbury/Kent/United Kingdom, d.o.b. 27 May 1969
Appointed:
Managing director:
Harshbarger, Benjamin Scott, Acton, MA/United States, d.o.b. 20 May 1968
authorised to represent the company individually; with authority to conclude legal transactions on behalf of the company with himself as representative of a third party.
						a) 6 August 2018 Baier